  Batterymarch

--------------------------------------------------------------------------------


  U.S. SMALL-CAPITALIZATION EQUITY PORTFOLIO


                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                              September 30, 2002
                                              Institutional Class

Portfolio Manager's Comments

Batterymarch U.S. Small-Capitalization Equity Portfolio

 Performance

   For the six months ended September 30, 2002, the Portfolio's return was -20.13%, on a net asset basis, compared with -27.97% for its small-capitalization benchmark, the Russell 2000 Index./A / The S&P 500 Stock Composite Index/B/ return was -28.36% for the period.

   For the six-month period, the Portfolio benefited from positive stock selection in 15 of our 20 sectors, most notably within the Health Care and Technology sectors, in a difficult market environment. Our stock selection model had a positive result for the period, led by the cash flow and value dimensions. Sector weightings also benefited the Portfolio, particularly the underweight in Technology and the overweight in Financials - Banks, although we continued to constrain sector allocations, given the market uncertainty.

   Since the Portfolio's inception on March 13, 2000, through September 30, 2002, the Portfolio's return was -7.25%, on a net asset basis annualized, well ahead of the Russell 2000 Index return of -15.39%. The Portfolio's returns are not adjusted for any income taxes payable by shareholders. Returns are based on historical results and are not intended to indicate future performance.

 Investment Environment

   The second quarter of 2002 saw a crisis of investor confidence due to earnings disappointments from industry bellwethers, continued weakness in capital expenditures and a perceived breakdown in corporate self-governance. While many investors seemed focused on the gloom, there were signs of economic improvement from the manufacturing sector while consumers, driving two-thirds of the economy, took advantage of low interest rates and continued to spend. For small-capitalization stocks, the value style of investing outperformed growth. The best performing sector for the Russell 2000 Index was Financials - Banks, which fell 1.6%, while the worst performing sector was Technology, down 56.3% for the period.

   During the third quarter, retail sales and industrial activity became sluggish. Negative earnings pre-announcements rose, followed by a sharp decline in earnings expectations. Equity investors experienced the worst quarterly returns since the crash of 1987. Small-capitalization stocks retreated more than large-cap stocks; the Russell 2000 Index declined 21.4% compared with the S&P 500, which fell 17.3%.

   Stocks that were rewarded in this environment - or that were punished less severely - were those of companies with strong expectations, earnings visibility and positive cash flow generation. Investors began to pay more attention to analyst earnings revisions, particularly to the downside.

   The Portfolio's forward P/E ratio at quarter end was 12.3x, compared with 16.7x for the Russell 2000 Index. The Portfolio's higher return on equity compared with the index and lower price to cash flow indicate quality at relatively attractive valuations.

 Investment Process

   The Batterymarch disciplined investment process incorporates rigorous stock selection and effective risk control. Designed to perform consistently over the long term, our proprietary process has added value in both up and down markets.

   We look at stocks from a fundamental perspective, but with the speed and efficiency of quantitative investors. Our quantitative approach lets us evaluate 3,000 liquid stocks daily, ranking stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. A range of factors within each dimension includes both growth and value.

   Our research shows that ranking stocks across multiple peer groups is useful in determining attractiveness. Therefore our process ranks securities within traditional sectors and from other perspectives, resulting in more accurate stock rankings. We buy only those stocks ranked "buy" and sell only those ranked "sell." Portfolio managers review all trades before execution; if a significant event is not yet reflected in our stock-ranking data, they have the discretion to modify a decision.
--------
/A/Measures the performance of the 2,000 smallest companies in the Russell 3000
   Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
/B/An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

   We rank the relative attractiveness of twenty sectors and overweight the four top-ranked sectors, underweight the bottom four and neutral weight the others. We optimize daily, using a multifactor risk model. Sector and market cap exposures are strictly controlled.

   Our proprietary trading strategy is designed to minimize transaction costs - opportunity costs, market impact and commissions. We perform a daily analysis of completed transactions to monitor trade efficiency and ensure that costs remain low.

 Outlook

   The bears observe that valuations are still high compared with other bear market lows. More significantly, valuations have not yet fallen to levels that would stimulate substantial corporate takeovers and insider buying. Yet the bulls observe that the U.S. economy continues to expand, although more slowly, and that equity prices have come down a long way, over a long period; they feel the damage has been done. Looking forward, we feel more optimistic than pessimistic regarding prospects for the equity markets.

                                        Batterymarch Financial Management, Inc.

October 30, 2002

Performance Information
   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

   The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   Past performance does not predict future performance.

   The Fund's total returns as of September 30, 2002, were as follows:

Average Annual Total Returns        Cumulative Total Returns
  Institutional Class:                Institutional Class:
    One Year                 -2.99%     One Year              -2.99%
    Two Years                -8.13%     Two Years            -15.60%
    Life of Class/A/         -7.25%     Life of Class/A/     -17.46%

Selected Portfolio Performance /B/

Stronger Performers                                       Weaker Performers
for the Six Months Ended September 30, 2002/C/            for the Six Months Ended September 30 2002/C/
--------------------------------------------------------- ---------------------------------------------

 1. Mid Atlantic Medical Services, Inc.            +27.0%  1. Mentor Graphics Corporation       -76.9%
 2. Charles River Laboratories International, Inc. +26.6%  2. ESS Technology, Inc.              -70.3%
 3. Coventry Health Care, Inc.                     +25.0%  3. FEI Company                       -59.4%
 4. Worthington Industries, Inc.                   +21.7%  4. The Ryland Group, Inc.            -58.8%
 5. STERIS Corporation                             +19.4%  5. The John Nuveen Company           -58.7%
 6. UGI Corporation                                +16.0%  6. Storage Technology Corporation    -51.0%
 7. IDEXX Laboratories, Inc.                       +15.3%  7. Avocent Corporation               -50.1%
 8. The Cooper Companies, Inc.                     +10.8%  8. Alliance Gaming Corporation       -49.6%
 9. Inter-Tel Incorporated                         +10.2%  9. Ryan's Family Steak Houses, Inc.  -49.3%
10. Interstate Bakeries Corporation                 +9.7% 10. K-Swiss Inc.                      -49.1%

--------
/A/The inception date of the Institutional Class is March 13, 2000. /B/Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.
/C/Securities held for the entire period.

Statement of Net Assets
September 30, 2002 (Unaudited)
(Amounts in Thousands)


Batterymarch U.S. Small-Capitalization Equity Portfolio


                                             Shares/   Market
                                               Par     Value
----------------------------------------------------------------
Common Stock and Equity Interests -- 92.4%

Auto and Transportation -- 4.8%
American Axle & Manufacturing Holdings, Inc.   64    $  1,596/A/
ArvinMeritor, Inc.                             18         333
BorgWarner, Inc.                               23       1,142
Cooper Tire & Rubber Company                   30         489
Dura Automotive Systems, Inc.                  32         394/A/
Landstar System, Inc.                          16         768/A/
Oshkosh Truck Corporation                      15         826
Roadway Express, Inc.                          18         675
SkyWest, Inc.                                  37         480
                                                     --------
                                                        6,703
                                                     --------

Consumer Discretionary -- 16.0%
Aaron Rents, Inc.                               7         152
Action Performance Companies, Inc.             17         439/A/
Alliance Gaming Corporation                    51         789/A/
American Woodmark Corporation                  22       1,121
Banta Corporation                              10         337
Blockbuster Inc.                               72       1,796
Bob Evans Farms, Inc.                          35         829
Expedia, Inc.                                  11         557/A/
GameStop Corporation                           18         360/A/
Global Imaging Systems, Inc.                   52         980/A/
Group 1 Automotive, Inc.                       17         387/A/
GTECH Holdings Corporation                     66       1,648/A/
Hancock Fabrics, Inc.                          35         565
Hollywood Entertainment Corporation            44         635/A/
Isle of Capri Casinos, Inc.                    33         554/A/
Jo-Ann Stores, Inc.                            25         704/A/
K-Swiss Inc.                                   26         545
Memberworks Incorporated                       30         530/A/
Movie Gallery, Inc.                            35         527/A/
Multimedia Games, Inc.                         25         494/A/
Overture Services, Inc.                        33         768/A/
Penn National Gaming, Inc.                     28         525/A/
Pittston Brink's Group                         26         589
Playtex Products, Inc.                         37         318/A/
R.H. Donnelley Corporation                     32         804/A/
Regis Corporation                              12         351
Rent-A-Center, Inc.                             9         488/A/
Ryan's Family Steak Houses, Inc.               51         615/A/
Shoe Carnival, Inc.                            28         405/A/
Sonic Automotive, Inc.                         26         457/A/
The Nautilus Group, Inc.                       73       1,433/A/
The Pep Boys -- Manny, Moe & Jack              79         967
The Toro Company                               11         596
                                                     --------
                                                       22,265
                                                     --------

                                      Shares/   Market
                                        Par     Value
---------------------------------------------------------
Consumer Staples -- 2.8%
Aramark Corporation                      21   $    439/A/
Fresh Del Monte Produce Inc.             41      1,046
Interstate Bakeries Corporation          26        683
Nash-Finch Company                       30        401
Ralcorp Holdings, Inc.                   21        449/A/
Universal Corporation                    25        877
                                              --------
                                                 3,895
                                              --------

Energy -- 2.3%
National-Oilwell, Inc.                   31        591/A/
Newfield Exploration Company             27        907/A/
SEACOR SMIT Inc.                         12        492/A/
Superior Energy Services, Inc.           64        414/A/
The Houston Exploration Company          25        791/A/
                                              --------
                                                 3,195
                                              --------

Financials -- 23.3%
American Medical Security Group, Inc.    22        315/A/
Annaly Mortgage Management Inc.          64      1,177
Anworth Mortgage Asset Corporation       59        713
Apex Mortgage Capital, Inc.              73        814
BancorpSouth, Inc.                       70      1,373
Bedford Property Investors, Inc.         42      1,042
Capital Automotive REIT                  31        762
CBL & Associates Properties, Inc.        10        388
Colonial Properties Trust                17        626
Community First Bankshares, Inc.         17        474
Delphi Financial Group, Inc.             18        659
Dime Community Bancshares                41        870
Doral Financial Corporation              24        585
FBR Asset Investment Corporation         13        397
Greater Bay Bancorp                      44        793
Hudson United Bancorp                    53      1,410
Impac Mortgage Holdings, Inc.            31        348
Independence Community Bank Corp.        37        921
IPC Holdings, Ltd.                       52      1,521/A/
IRT Property Company                     34        395
John H. Harland Company                  46      1,246
Koger Equity                             40        681
LandAmerica Financial Group, Inc.        12        405
MB Financial, Inc.                       13        432
PS Business Parks, Inc.                   9        313
R&G Financial Corporation                67      1,453
Roslyn Bancorp, Inc.                    116      2,013
Staten Island Bancorp, Inc.              26        459
The John Nuveen Company                  41        940
The Macerich Company                     49      1,515
The South Financial Group, Inc.          20        411
Thornburg Mortgage Asset Corporation     70      1,312

                                               Shares/   Market
                                                 Par     Value
------------------------------------------------------------------

Financials -- Continued
Triad Guaranty Inc.                                9   $    317/A/
Trustmark Corporation                             35        795
UICI                                              35        567/A/
W Holding Company, Inc.                           47        764
Washington Federal, Inc.                          78      1,745
Webster Financial Corporation                     47      1,568
                                                       --------
                                                         32,519
                                                       --------
Health Care -- 14.2%
Amerigroup Corporation                            21        691/A/
Charles River Laboratories International, Inc.    41      1,597/A/
CONMED Corporation                                17        338/A/
Coventry Health Care, Inc.                        77      2,499/A/
Diagnostic Products Corporation                   18        846
Edwards Lifesciences Corporation                  45      1,157/A/
IDEXX Laboratories, Inc.                          55      1,715/A/
Mentor Corporation                                35      1,129
Mid Atlantic Medical Services, Inc.               41      1,470/A/
Omnicare, Inc.                                    17        365
Pediatrix Medical Group, Inc.                     15        462/A/
Perrigo Company                                   47        504/A/
Pharmaceutical Resources, Inc.                    12        339/A/
Respironics, Inc.                                 38      1,216/A/
SangStat Medical Corporation                      29        613/A/
Serologicals Corporation                          67        894/A/
SICOR Inc.                                       114      1,735/A/
Sierra Health Services, Inc.                      51        915/A/
STERIS Corporation                                38        957/A/
The Cooper Companies, Inc.                         7        341
                                                       --------
                                                         19,783
                                                       --------

Materials and Processing -- 11.4%
Actuant Corporation                               16        579/A/
Airgas, Inc.                                      60        792/A/
Albany International Corp.                        25        475
Apogee Enterprises, Inc.                          64        698
Corn Products International, Inc.                 22        618
EMCOR Group, Inc.                                 40      1,993/A/
Griffon Corporation                               75        801/A/
H.B. Fuller Company                               50      1,333
Hughes Supply, Inc.                               31        900
Intermet Corporation                              69        333
Lennox International Inc.                         46        614
Owens-Illinois, Inc.                              56        638/A/
Paxar Corporation                                 49        708/A/
Quanex Corporation                                32      1,093
Rock-Tenn Company                                 18        273
RPM, Inc.                                         31        430
Silgan Holdings Inc.                              30        839/A/

                                                                      Shares/   Market
                                                                        Par     Value
-----------------------------------------------------------------------------------------

Materials and Processing -- Continued
The Standard Register Company                                            17   $    396
Universal Forest Products, Inc.                                          25        463
URS Corporation                                                          25        411/A/
Worthington Industries, Inc.                                             81      1,515
                                                                              --------
                                                                                15,902
                                                                              --------

Producer Durables -- 3.5%
Curtiss-Wright Corporation                                               13        801
FEI Company                                                              73      1,059/A/
Rudolph Technologies, Inc.                                               32        327/A/
The Genlyte Group Incorporated                                           14        508/A/
The Ryland Group, Inc.                                                   37      1,368
Watts Industries, Inc.                                                   28        461
Woodward Governor Company                                                 8        389
                                                                              --------
                                                                                 4,913
                                                                              --------

Technology -- 9.9%
Alloy, Inc.                                                              34        286/A/
Avocent Corporation                                                      44        589/A/
Benchmark Electronics, Inc.                                              22        471/A/
Checkpoint Systems Inc.                                                  73        904/A/
Ducommun Incorporated                                                    26        465/A/
ESS Technology, Inc.                                                     94        576/A/
FileNET Corporation                                                      43        443/A/
Hutchinson Technology, Inc.                                              67      1,084/A/
Imation Corp.                                                            22        618/A/
Integrated Circuit Systems, Inc.                                         67      1,057/A/
Inter-Tel Incorporated                                                   79      1,603
Mentor Graphics Corporation                                              63        306/A/
Methode Electronics, Inc.                                                62        566
NetIQ Corporation                                                        68        986/A/
Progress Software Corporation                                            51        615/A/
Storage Technology Corporation                                           87        916/A/
Sybase, Inc.                                                            132      1,538/A/
The Reynolds and Reynolds Company                                        38        853
                                                                              --------
                                                                                13,876
                                                                              --------

Utilities -- 4.2%
Commonwealth Telephone Enterprises, Inc.                                 19        674/A/
Hawaiian Electric Industries, Inc.                                       23      1,009
New Jersey Resources Corporation                                         23        757
Northwest Natural Gas Company                                            40      1,177
Southwestern Energy Company                                              33        400/A/
UGI Corporation                                                          50      1,832
                                                                              --------
                                                                                 5,849
                                                                              --------
Total Common Stock and Equity Interests (Identified Cost -- $141,436)           128,900
-----------------------------------------------------------------------------------------

                                                                                     Market
                                                                             Par     Value
--------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.7%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be repurchased at $1,182 on 10/1/02
 (Collateral: $1,153 Fannie Mae mortgage-backed securities, 7%, due
 2/1/30, value $1,210)                                                    $  1,181  $  1,181

State Street Bank & Trust Company
 1.9%, dated 9/30/02, to be repurchased at $1,182 on 10/1/02 (Collateral:
 $1,195 Fannie Mae notes, 2.83%, due 11/21/03, value $1,209)                 1,182     1,182
                                                                                    --------
Total Repurchase Agreements (Identified Cost -- $2,363)                                2,363
--------------------------------------------------------------------------------------------
Total Investments -- 94.1% (Identified Cost -- $143,799)                             131,263
Other Assets Less Liabilities -- 5.9%                                                  8,242
                                                                                    --------

Net assets consist of:
Accumulated paid-in capital applicable to
17,016 Institutional Class shares outstanding                             $161,284
Undistributed net investment income/(loss)                                     410
Accumulated net realized gain/(loss) on investments                         (9,653)
Unrealized appreciation/(depreciation) of investments                      (12,536)
                                                                          --------

Net assets -- 100.0%                                                                $139,505
                                                                                    --------

Net asset value per share:

Institutional Class                                                                    $8.20
                                                                                       -----
--------------------------------------------------------------------------------------------

/A/Non-income producing.

See notes to financial statements.

  Statement of Operations
  For the Six Months Ended September 30, 2002 (Unaudited)
  (Amounts in Thousands)

Batterymarch U.S. Small-Capitalization Equity Portfolio


--------------------------------------------------------------------------------

Investment Income:
  Dividends/A/                                                         $    999
  Interest                                                                   27
                                                                       --------
    Total income                                                                 $  1,026


Expenses:
  Management fee                                                            524
  Audit and legal fees                                                       25
  Custodian fees                                                             37
  Directors' fees                                                             3
  Registration fees                                                           6
  Reports to shareholders                                                     6
  Transfer agent and shareholder servicing expense                            7
  Other expenses                                                              5
                                                                       --------
    Total expenses                                                                    613
                                                                                 --------

Net Investment Income                                                                 413

Net Realized and Unrealized Gain/(Loss) on Investments:
  Realized gain/(loss) on investments                                    (2,503)
  Net change in unrealized appreciation/(depreciation) of investments   (30,980)
                                                                       --------
Net Realized and Unrealized Gain/(Loss) on Investments                            (33,483)
------------------------------------------------------------------------------------------
Change in Net Assets Resulting From Operations                                   $(33,070)
------------------------------------------------------------------------------------------

    /A/  Net of foreign taxes of $3.

    See notes to financial statements.

  Statement of Changes in Net Assets
  (Amounts in Thousands)

  Batterymarch U.S. Small-Capitalization Equity Portfolio


                                                                         For the       For the
                                                                     Six Months Ended Year Ended
                                                                         9/30/02       3/31/02
--------------------------------------------------------------------------------

                                                                       (Unaudited)

Change in Net Assets:
Net investment income                                                  $       413     $    414
Net realized gain/(loss) on investments                                     (2,503)       1,681
Net change in unrealized appreciation/(depreciation) of investments        (30,980)      19,502
------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                             (33,070)      21,597
Distributions to shareholders from net investment income                       (47)        (493)
Change in net assets from Fund share transactions                           15,062       44,320
------------------------------------------------------------------------------------------------
Change in net assets                                                       (18,055)      65,424
------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                        157,560       92,136
------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $410
 and $44, respectively)                                                $   139,505     $157,560
------------------------------------------------------------------------------------------------

    See notes to financial statements.

Financial Highlights
Batterymarch U.S. Small-Capitalization Equity Portfolio

   Contained below is per share operating data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                       Years Ended March 31,
                                              Six Months Ended  ------------------------------
                                             September 30, 2002   2002       2001        2000/A/
----------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period                $10.27        $ 8.72    $9.68     $  10.00
                                             -------------------------------------------------------
Investment operations:
 Net investment income                                 .02           .03   .03/C/      N.M./C/
 Net realized and unrealized gain/(loss) on
   investments                                       (2.09)         1.56     (.97)        (.32)
                                             -------------------------------------------------------
 Total from investment operations                    (2.07)         1.59     (.94)        (.32)
                                             -------------------------------------------------------
Distributions:
 From investment income                               N.M.          (.04)    (.02)          --
                                             -------------------------------------------------------
 Total distributions                                  N.M.          (.04)    (.02)          --
                                             -------------------------------------------------------
Net asset value, end of period                      $ 8.20        $10.27    $8.72     $   9.68
                                             -------------------------------------------------------
Ratios/supplemental data:
 Total return                                       (20.13)%/B/    18.26%   (9.72)%      (3.20)%/B/
 Expenses to average net assets                        .82%/D/       .94%     .95%/C/      .95%/C,D/
 Net investment income to average net assets           .55%/D/       .35%     .59%/C/     3.42%/C,D/
 Portfolio turnover rate                             147.9%/D/     158.0%   146.5%        N.M.
 Net assets, end of period (in thousands)         $139,505      $157,560  $92,136     $  6,757
----------------------------------------------------------------------------------------------------

/A/For the period March 13, 2000 (commencement of operations) to March 31, 2000. /B/Not annualized.
/C/Net of fees waived and expenses reimbursed by LMFA pursuant to a contractual expense limitation of 0.95% until August 1, 2003. If no fees had been waived or expenses reimbursed by LMFA, the annualized ratio of expenses to average net assets would have been as follows: for the year ended March 31, 2001, 1.14%; and for the period ended March 31, 2000, 5.70%.
/D/Annualized.
N.M.--Not meaningful.

See notes to financial statements.

  Notes to Financial Statements
  Batterymarch U.S. Small-Capitalization Equity Portfolio
  (Amounts in Thousands) (Unaudited)

  ------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:
    The Legg Mason Charles Street Trust, Inc. ("Corporation"), formerly LM Institutional Fund Advisors II, Inc., consisting of the Batterymarch U.S. Small-Capitalization Equity Portfolio ("Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The Portfolio has two classes of shares: Institutional Class and Financial Intermediary Class. The Financial Intermediary Class has not yet commenced operations.

    Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

  Security Valuation
    Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

  Security Transactions
    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2002, receivables for securities sold and payables for securities purchased were as follows:

                      Receivable for      Payable for
                      Securities Sold Securities Purchased
                      --------------- --------------------
                          $3,741             $3,094

    For the six months ended September 30, 2002, investment transactions (excluding short-term investments) were as follows:

                         Purchases Proceeds From Sales
                         --------- -------------------
                         $115,144       $109,245

  Foreign Currency Translation
    Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

  Repurchase Agreements
    The Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a portfolio has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the portfolio in the event the portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the portfolio seeks to assert its rights. The Portfolio's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

  ------------------------------------------------------------------------------


  Investment Income and Distributions to Shareholders
    Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Portfolio level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:
    No provision for federal income or excise taxes is required since the Portfolio intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

    The Portfolio intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at September 30, 2002, were $6,655, of which $2 expires in 2008, $2,231 expires in 2009, and $4,422 expires in 2010.

3. Transactions With Affiliates:
    The Portfolio has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to the agreement, LMFA provides the Portfolio with management and administrative services for which the Portfolio pays a fee, computed daily and payable monthly, at an annual rate of the Portfolio's average daily net assets as shown in the chart that follows. On December 31, 2001, LMFA replaced LM Institutional Advisers, Inc. ("LMIA") as manager to the Portfolio. The personnel who previously managed the Portfolio as employees of LMIA continue to do so as employees of LMFA. The advisory compensation arrangements have remained unchanged.

    Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to the Portfolio. The investment adviser is responsible for the actual investment activity of the Portfolio.

    To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMFA will pay the Portfolio's investment adviser the entire management fee it receives from the Portfolio.

    LMFA has contractually agreed, until August 1, 2003, to waive its fees and reimburse expenses in any month to the extent the Portfolio's expenses (exclusive of taxes, interest, brokerage and extraordinary expense) exceed during that month an annual rate of the Portfolio's average daily net assets as shown in the following chart:

                                           At September 30,
                                                 2002
                                           ----------------
                     Management  Expense      Management
                        Fee     Limitation   Fee Payable
                     ---------- ---------- ----------------
                       0.70%      0.95%          $79

    Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Portfolio to LMFA to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Portfolio's expenses to exceed the limit, if any, imposed by LMFA at that time.

    Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolio.

    No brokerage commissions were paid by the Portfolio to LMWW or its affiliates during the six months ended September 30, 2002.

    Batterymarch, LMWW and LMFA are wholly owned subsidiaries of Legg Mason, Inc.

  ------------------------------------------------------------------------------


4. Line of Credit
    The Portfolio, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the six months ended September 30, 2002, the Portfolio made no borrowings under the Credit Agreement.

5. Fund Share Transactions
    At September 30, 2002, there were 500 million shares authorized at $0.001 par value each of the Institutional and Financial Intermediary Classes of the Portfolio. Share transactions were as follows:

                                                      Reinvestment of
                                            Sold      Distributions      Repurchased      Net Change
------------------------------------------------------------------------------------------------------
                                       Shares Amount  Shares  Amount  Shares   Amount   Shares Amount
------------------------------------------------------------------------------------------------------
Institutional Class
  Six Months Ended September 30, 2002  3,084  $28,097    4     $ 41   (1,417) $(13,076) 1,671  $15,062
  Year Ended March 31, 2002            5,213   48,495   45      414     (475)   (4,589) 4,783   44,320

Investment Manager
  Legg Mason Fund Adviser, Inc.

Investment Adviser
  Batterymarch Financial Management, Inc.
  Boston, MA

Transfer Agent
  Boston Financial Data Services
  Boston, MA

Custodian
  State Street Bank & Trust Company
  Boston, MA

Counsel
  Kirkpatrick & Lockhart LLP
  Washington, DC

Independent Auditors
  Ernst & Young LLP
  Philadelphia, PA

   This report is not to be distributed unless preceded or accompanied by a prospectus.


                     Legg Mason Wood Walker, Incorporated
                        Member NYSE, Inc. . Member SIPC
                               100 Light Street
                              Baltimore, MD 21202
                               888 . 425 . 6432